UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Daniel H. Spence

Mr. Daniel H. Spence resigned as a member of the Board of Directors (the “Board”) of Paysign, Inc. (the “Company”), effective August 8, 2022. Mr. Spence effected his resignation pursuant to the letter attached hereto as Exhibit 17.1. Mr. Spence’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Appointment of Matt Lanford

Effective August 8, 2022, the Board appointed Matt Lanford as a director of the Company. Mr. Lanford has served as the Company’s President and Chief Operating Officer since February 2021 and was previously the Company’s Chief Product Officer. Mr. Lanford will be a non-independent member of the Board. As an employee director, we do not anticipate that Mr. Lanford will serve on any of the committees of the Board. Other than with respect to the terms of his employment as President and Chief Operating Officer of the Company, there are no other arrangements or understandings pursuant to which Mr. Lanford was selected as a director. There are no related party transactions between the Company and Mr. Lanford reportable under Item 404(a) of Regulation S-K. Mr. Lanford has no family relationship with any director or executive officer of the Company.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on August 9, 2022, announcing Mr. Spence’s resignation from the Board and Mr. Lanford’s appointment to the Board. A copy of the press release is attached to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
17.1	Resignation Letter dated August 8, 2022 from Daniel H. Spence
99.1	Press Release dated August 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: August 9, 2022	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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